Exhibit 10.1

Execution Version

FOURTH OMNIBUS AMENDMENT

THIS FOURTH OMNIBUS AMENDMENT (this “Amendment”) is entered into as of May 10, 2012, by and among:

(i) AMERICREDIT SYNDICATED WAREHOUSE TRUST, a Delaware statutory trust (the “Issuer”);

(ii) AMERICREDIT FUNDING CORP. XI, a Delaware corporation (“AFC”);

(iii) AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (“AmeriCredit”);

(iv) DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent;

(v) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Trustee, Backup Servicer and Trust Collateral Agent;

(vi) the PURCHASERS identified on the signature pages hereto; and

(vii) the AGENTS identified on the signature pages hereto.

Capitalized terms used herein and not defined herein shall have the meanings given to such terms in Annex A to the “Indenture” and “Sale and Servicing Agreement” (each as defined below).

PRELIMINARY STATEMENTS

A. The Issuer, AFC, as a seller, AmeriCredit, as a seller and as servicer, the Administrative Agent and Wells Fargo, as Backup Servicer and Trust Collateral Agent are party to that certain Sale and Servicing Agreement, dated as of February 26, 2010 (as amended, supplemented or modified from time to time prior to the date hereof, the “Sale and Servicing Agreement”).

B. The Issuer, Wells Fargo, as Trustee and Trust Collateral Agent, and the Administrative Agent are party to that certain Indenture, dated as of February 26, 2010 (as amended, supplemented or modified from time to time prior to the date hereof, the “Indenture”).

C. AmeriCredit, as Custodian, the Administrative Agent and Wells Fargo, as Trust Collateral Agent, are party to that certain Custodian Agreement, dated as of February 26, 2010 (as amended, supplemented or modified from time to time prior to the date hereof, the “Custodian Agreement”).

D. The Issuer, AFC, as a seller, AmeriCredit, as a seller and as servicer, the Purchasers party thereto, the Administrative Agent, Wells Fargo, as Trustee and the Agents party thereto are party to that certain Note Purchase Agreement dated as of February 26, 2010 (as amended, supplemented or modified from time to time prior to the date hereof, the “Note Purchase Agreement” and, together with the Sale and Servicing Agreement, the Indenture and the Custodian Agreement, the “Agreements”).

E. Each of the parties hereto desires to amend each of the Agreements to which it is a party (after giving effect to the joinder set forth herein) on the terms and conditions set forth herein.

SECTION 1. Amendments to Annex A. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, Annex A to each of the Sale and Servicing Agreement and the Indenture is hereby amended as follows:

1.01 The following new sentence is added at the beginning of the preamble thereto:

“Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Indenture (as defined below), the Sale and Servicing Agreement (as defined below) or the Note Purchase Agreement (as defined below), as applicable.”

1.02 The definition of “Advance Rate” therein is amended and restated in its entirety as follows:

“Advance Rate” means (i) at all times during the period commencing on any date of determination by the Servicer that the Weighted Average AmeriCredit Score is greater than or equal to 230 but less than 235 and ending on the date on which the Weighted Average AmeriCredit Score is determined by the Servicer to be 235 or higher, 76.00% or (ii) at all other times, 78.00%.

1.03 The definition of “Expected Maturity Date” therein is hereby deleted.

1.04 The definition of “Loss Ratio Trigger” appearing therein is amended and restated in its entirety to read as follows:

“Loss Ratio Trigger” means, as of the last day of any calendar month, 9.5%.

1.05 The definition of “Servicer Delinquency Ratio” appearing therein is amended and restated in its entirety to read as follows:

“Servicer Delinquency Ratio” means, as of the last day of a Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate principal balance on such date of each receivable in the Servicing Portfolio with respect to which more than 10% of a scheduled payment is more than 60 days past due (including a receivable for which the financed vehicle has been repossessed and such financed vehicle is not legally available for disposition) by (ii) the aggregate principal balance of all receivables in the Servicing Portfolio on the last day of such Collection Period.

1.06 The following new definition of “Stated Maturity Date” is hereby added thereto in the appropriate alphabetical location:

“Stated Maturity Date” means, with respect to a Note, the Distribution Date in the eighty-first (81st) month following the Purchase Termination Date.

SECTION 2. Amendment to the Indenture. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Indenture is hereby amended as follows:

2.01 Section 2.7(b) thereof is hereby amended by deleting the reference therein to “Expected Maturity Date” and replacing it with “Stated Maturity Date”.

2.02 Clause (b) of Section 3.23 thereof is hereby amended and restated in its entirety to read as follows: “with an aggregate notional principal amount which is not less than (and, in the case of a hedge which is not an interest rate cap, not greater than) the Aggregate Note Principal Balance at such time, which aggregate notional principal amount may be stepped down on a Schedule resulting from the usage of an ABS not greater than 0.5 with respect to the Receivables”.

SECTION 3. Amendments to the Sale and Servicing Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Sale and Servicing Agreement is hereby amended as follows:

3.01 Clause (i) of Section 2.1(b) thereof is amended to delete the words “Servicer’s Report” and to insert the words “Servicer’s Certificate” in the place thereof.

3.02 Section 3.3(a)(ii) thereof is amended and restated in its entirety to read as follows:

“(ii) the original Lien Certificate (when received) or with respect to certain of the Financed Vehicles, evidence of the electronic Lien Certificate, and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered “doing business as” (“DBA”) name in the applicable jurisdiction) as first lienholder or secured party, or, if such Lien Certificate has not yet been received, a copy of the application therefor, showing AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as secured party;”

3.03 The second sentence of Section 4.4(a) thereof is amended and restated in its entirety to read as follows: “Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit, an Originating Affiliate or Titled Third Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance.”

3.04 Section 4.4(e) thereof is amended and restated in its entirety to read as follows:

“(e) The Servicer will cause itself and may cause the Trust Collateral Agent (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) to be named as named insured under all policies of Collateral Insurance.”

3.05 The third sentence of Section 4.5(a) thereof is amended and restated in its entirety to read as follows: “In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that the designation of AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the secured party on the Lien Certificate is in its capacity as Servicer as agent of the Trust.”

3.06 Section 4.8 thereof is amended and restated in its entirety to read as follows:

“SECTION 4.8 Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee for the related Collection Period pursuant to Section 5.5. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to Noteholders and taxes levied or assessed against the Trust and claims against the Trust in respect of indemnification which are expressly stated to be the obligation of AmeriCredit) and shall be liable for the fees and expenses of the Independent Accountants. The Servicer, for so long as AmeriCredit is the Servicer, shall be liable for the fees and expenses of the Owner Trustee, the Administrative Agent, the Backup Servicer, the Trust Collateral Agent, the Trustee, the Custodian, the Collateral Agent, the Lockbox Bank (and any fees under the Lockbox Agreement), and the Lockbox Processor (and any fees under the Lockbox Processing Agreement) to the extent any such fees and expenses have not been paid or reimbursed pursuant to Section 5.5 on any Distribution Date. Notwithstanding the foregoing, if the Servicer shall not be AmeriCredit, a successor to AmeriCredit as Servicer including the Backup Servicer permitted by Section 8.3 shall not be liable for taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification or for any such fees and expenses.”

3.07 Section 5.5(a)(ii) thereof is amended to delete the following parenthetical appearing at the end thereof in its entirety: “(in each case, to the extent such fees and expenses in this clause (ii) have not previously been paid by the Servicer)”.

3.08 Section 5.5(a)(ix) thereof is amended and restated in its entirety as follows:

“(ix) to the Agent for each Purchaser Group with a Nonextending Purchaser, pro rata based on a fraction, the numerator of which is the outstanding principal balance of the Note held by or on behalf of such Purchaser Group and the denominator of which is the aggregate outstanding principal balance of the Notes held by or on behalf of all Purchaser Groups with a Nonextending Purchaser, to reduce the outstanding principal balance of the Note held by or on behalf of such Purchaser Group until the outstanding principal balance of such Note is zero;”

3.09 Section 5.5(b)(ii) thereof is amended to delete the following parenthetical appearing at the end thereof in its entirety: “(in each case, to the extent such fees and expenses in this clause (ii) have not previously been paid by the Servicer)”.

3.10 Schedule B (Representations and Warranties of the Sellers and Servicer) thereto is hereby amended as follows:

(a) Item #3 thereof is hereby amended and restated in its entirety as follows:

“3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Servicemembers Civil Relief Act, the Gramm-Leach-Bliley Act, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the

Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.”

(b) Item #18 thereof is hereby amended and restated in its entirety as follows:

“18. Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of AmeriCredit in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date or related Transfer Date, as applicable, and will show AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit has applied for or received written evidence from the related Dealer, Originating Affiliate or Third-Party Lender that such Lien Certificate showing AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as first lienholder has been applied for and AmeriCredit’s security interest has been validly assigned to the Trust pursuant to this Agreement. If, in the event that, notwithstanding the intent of the related Seller, the transfer and assignment contemplated by this Agreement is held by a court of competent jurisdiction not to be a sale, this Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other liens and is enforceable as such as against creditors of and purchasers from such Seller. Immediately after the sale, transfer and assignment thereof by such Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). There are no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.”

(c) Item #24 thereof is hereby amended and restated in its entirety as follows:

“24. Insurance. At the time of an origination of a Receivable by AmeriCredit or a purchase of a Receivable by AmeriCredit from a Dealer, Originating Affiliate or Third-Party Lender, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit, an Originating Affiliate or Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance.”

3.11 For purposes of the Determination Date and the Distribution Date to occur in the month of May 2012, (A) the Servicer’s Certificate to be delivered on such Determination Date, shall reflect Priority Monthly Interest and Fees and Subordinated Monthly Interest and Fees accrued with respect to the period from April 15, 2012 through and including May 9, 2012, and (B) on such Distribution Date, the Trust Collateral Agent shall (based on the information contained in such Servicer’s Certificate) distribute Priority Monthly Interest and Fees and Subordinated Monthly Interest and Fees, pursuant to clauses (v) and (vii) of Section 5.5 of the Sale and Servicing Agreement, respectively, with respect to the period from April 15, 2012 through and including May 9, 2012.

3.12 For purposes of the Determination Date and the Distribution Date to occur in the month of June 2012, (A) the Servicer’s Certificate to be delivered on such Determination Date, shall reflect Priority Monthly Interest and Fees and Subordinated Monthly Interest and Fees accrued with respect to the period from May 10, 2012 through and including June 14, 2012, and (B) on such Distribution Date, the Trust Collateral Agent shall (based on the information contained in such Servicer’s Certificate) distribute Priority Monthly Interest and Fees and Subordinated Monthly Interest and Fees, pursuant to clauses (v) and (vii) of Section 5.5 of the Sale and Servicing Agreement, respectively, with respect to the period from May 10, 2012 through and including June 14, 2012.

SECTION 4. Amendments to the Custodian Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Custodian Agreement is hereby amended as follows:

4.01 Section 2.3(e) thereof is amended and restated in its entirety to read as follows:

“(e) Review of Lien Certificates. Upon the written request of the Administrative Agent, the Custodian shall deliver to the Trust Collateral Agent, within 2 days of such request, a listing of all Receivables with respect to which a Lien Certificate, showing AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered “doing business as” name in the applicable jurisdiction) as secured party, was not included in the related Receivable File as of the date of such request.”

SECTION 5. Amendments to the Note Purchase Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Note Purchase Agreement is hereby amended as follows:

5.01 The definition of “Applicable LIBOR Spread” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

“Applicable LIBOR Spread” shall mean 0.75% per annum.

5.02 The definition of “Commitment Termination Date” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

“Commitment Termination Date” shall mean, with respect to a Committed Purchaser, May 9, 2013, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.

5.03 The definition of “CP Conduit” set forth in Section 1.1 thereof is amended and restated in its entirety as follows:

“CP Conduit” shall mean any Purchaser which is designated as a “CP Conduit” or a “Conduit Purchaser” on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement; provided, however, that if the entity signing this Agreement or such Transfer Supplement or Joinder Supplement specifies on the related signature page that it is a Conduit Borrower with respect to a financing conduit identified on such signature page, then, with respect to such Purchaser, “CP Conduit” shall mean, collectively, such Conduit Borrower and such specified financing conduit.

5.04 Clause (iv) of the proviso appearing in the definition of “Fixed Period” set forth in Section 1.1 thereof is hereby amended by deleting each reference therein to “Expected Maturity Date” and replacing each such reference with “Stated Maturity Date”.

5.05 Section 6.2 thereof is amended and restated in its entirety to read as follows:

“6.2 Covenants of Purchasers. Subject to the provisions of Section 8.1(c) hereof, the Administrative Agent and each Agent and Purchaser, severally and with respect to itself only, covenants and agrees that any Nonpublic Information (as defined herein) obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Administrative Agent or any Agent or Purchaser hereunder may in all cases be distributed to the Administrative Agent or to any Agent or Purchaser) except that the Administrative Agent or such Agent or Purchaser may disclose such information (i) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding (whether or not having the force or effect of law) provided that, unless prohibited by a Requirement of Law, the Administrative Agent or such Agent or Purchaser shall provide prompt notice of such order to the affected party, (ii) upon the request or demand of any regulatory authority having or claiming jurisdiction over the Administrative Agent or any Agent or Purchaser or any of its affiliates, (iii) as required by applicable law, (iv) to the extent that such information becomes publicly available other than by reason of improper disclosure by the Administrative Agent or such Agent or Purchaser, (v) to its affiliates, officers, directors, employees, legal counsel, independent auditors, accountants, advisors, investors, potential investors, any nationally recognized statistical rating organization” (within the meaning of the Exchange Act) (an “NRSRO”) in compliance with Rule 17g-5 under the Exchange Act (or any similar rule or regulation in any relevant jurisdiction); provided, that if any NRSRO requests any information with respect to the Issuer, the Notes or the transactions contemplated by the Basic Documents that is beyond the scope of what is customarily provided by the Administrative Agent, such Agent or such Purchaser to an NRSRO in connection with the rating or reaffirmation of the rating of the Commercial Paper Notes of a CP Conduit, the Administrative Agent, such Agent or such Purchaser will, subject to the requirements of applicable law, regulation or legal process, provide AmeriCredit with two (2) Business Days advance notice of the disclosure of such information and will cooperate with AmeriCredit in limiting the extent or effect of such disclosure, commercial paper dealers, providers of surety, guaranty, credit or liquidity enhancement (including the directors, officers and accountants of such surety, guaranty, credit or liquidity enhancement provider), legal counsel of any of the foregoing and other experts or agents who need to know such information and are informed of the confidential nature of such information (provided that the Persons permitted to make such disclosures under clauses (i), (ii) and (iii) of this Section 6.2 shall also include credit or liquidity enhancers of a Purchaser), (vi) for purposes of establishing a “due diligence” defense, (vii) which was available to the Administrative Agent or such Agent or Purchaser on a nonconfidential basis from a source other than the affected party, provided that such source was not to the knowledge of the Administrative Agent or such Agent or Purchaser bound by a confidentiality agreement with the affected party, (viii) has been independently acquired or developed by the Administrative Agent or such Agent or Purchaser without violating any of the Administrative Agent or such Agent or Purchaser’s obligations under this Agreement, (ix) if such disclosure has been approved in writing in advance by AmeriCredit (x) regarding the existence of this Agreement, but not the financial terms thereof, or (xi) at any time following the date three years after the date of this Agreement. No disclosure pursuant to subsection (xi) shall be made if the confidential information consists of non-public personal information, which shall include all Personally Identifiable Financial Information (as defined herein) in any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any Personally Identifiable Financial Information that is not publicly available, and shall further include all Non-Public Personally Identifiable Information as defined by federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time. “Personally Identifiable Financial Information” means any information a consumer provides to a party in order to obtain a financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally Identifiable Financial Information may include, without limitation, a consumer’s first and last name, physical address, zip code, e-mail address, phone number, Social Security number, birth date, account number and any information that identifies, or when tied to the above information may identify, a consumer. “Nonpublic Information” means all confidential and/or proprietary oral, written, electronic or documentary information regarding General Motors Financial Company, Inc. or any of its Affiliates or the business of any such entity that is disclosed either in connection with any party’s execution and delivery of this Agreement or during the term of this Agreement, and that is either furnished or made available by General Motors Financial Company, Inc. or any of its Affiliates to the Administrative Agent or any Agent or Purchaser pursuant to this Agreement, including, but not limited to, marketing philosophy, techniques, and objectives; advertising and promotional copy; competitive advantages and disadvantages; financial results; technological developments; loan evaluation programs; customer lists; account information, profiles and demographics; credit scoring criteria, formulas and programs; research and development efforts; any investor, financial, commercial, technical or scientific information (including, but not limited to, patents, copyrights, trademarks, service marks, trade names and dress, and applications relating to same, trade secrets, software, code, inventions, know-how and similar information); any projections or forecasts regarding any of the foregoing; and any and all other business information. The Administrative Agent and each Agent and Purchaser acknowledge that monetary damages standing alone might not be adequate to compensate General Motors Financial Company, Inc. and its Affiliates in the event of an unauthorized disclosure, misappropriation or misuse of the Nonpublic Information by the Administrative Agent or each Agent and Purchaser. Accordingly, the Administrative Agent and each Agent and Purchaser acknowledge that any such breach or threatened breach of the terms of this Agreement might cause irreparable harm to General Motors Financial Company, Inc. and its Affiliates and that, in addition to any other remedies that may be available at law, in equity or otherwise, General Motors Financial Company, Inc. and its Affiliates shall be entitled to seek injunctive relief against the breach of this Agreement or the continuation of any breach.”

5.06 Clause (ii) of the proviso to the second sentence of Section 9.1 thereof is amended and restated in its entirety to read as follows: “amend, modify or waive any provision of this Section 9.1 or Section 9.12 or 9.13, or the definition of “Aggregate Note Principal Balance”, or reduce the percentage specified in the definition of Required Note Owners or Required Purchasers, in each case without the written consent of all Purchasers”.

5.07 Section 9.5 thereof is amended and restated in its entirety as follows:

“Section 9.5 Replacement of Purchaser Groups.

(a) Notwithstanding anything to the contrary contained herein or in any other Basic Document, in the event that any Purchaser or Agent fails to give its consent to any amendment, modification or termination of, or waiver under, any Basic Document (each, an “Action”), by the date specified by the Issuer or AmeriCredit on behalf of the Issuer, for which (A) Agents, Note Owners and Committed Purchasers representing at least half of the requisite percentage of the Agents, Note Owners and Committed Purchasers necessary for such Action to be approved have consented to such Action, and (B) the requisite percentage of the Agents, Note Owners and Committed Purchasers necessary for such Action to be approved have not consented to such Action (or provided written notice that they intend to consent) (each, a “Non-Consenting Party”), then the Issuer or AmeriCredit on behalf of the Issuer shall be permitted, upon not less than ten (10) days’ prior written notice to the Administrative Agent, such Non-Consenting Party and its related Agent, to (x)(1) elect to terminate the Commitment, if any, of such Non-Consenting Party on the date specified in such termination notice, and (2) prepay on the date of such termination the Aggregate Note Principal Balance of the Note held by or on behalf of such Non-Consenting Party’s Purchaser Group and all accrued and unpaid interest thereon and all other accrued and unpaid fees, expenses and other amounts payable to such Non-Consenting Party and the Agents and Purchasers in its related Purchaser Group under the Basic Documents, or (y) elect to cause the Committed Purchasers in such Non-Consenting Party’s Purchaser Group to assign (and such Committed Purchasers shall assign) its Commitment to a replacement committed purchaser (a “Replacement Committed Purchaser”) and terminate each other Purchaser and Agent in such Purchaser Group.

(b) The Issuer (or AmeriCredit on its behalf) shall not be permitted to make an election described in the foregoing clause (a) unless (i) no Default or Event of Default shall have occurred and be continuing at the time of such election (unless such Default or Event of Default would no longer be continuing after giving effect to such election), (ii) in respect of an election described in subclause (y) of the foregoing clause (a) only, on or prior to the effectiveness of the applicable assignment, the Non-Consenting Party or its related Agent shall have received payment by or on behalf of the related Replacement Committed Purchaser of the Aggregate Note Principal Balance of the Note held by or on behalf of such Non-Consenting Party’s Purchaser Group and all accrued and unpaid interest thereon and all other accrued and unpaid fees and expenses of such Non-Consenting Party and the Agents and Purchasers in its related Purchaser Group, and (iii) the Replacement Committed Purchaser shall have consented to the applicable Action. Each Non-Consenting Party to be terminated under this Section 9.5 hereby agrees to take, and to cause its related Purchaser Group to take, all actions reasonably necessary or as the Administrative Agent may reasonably request, at the expense of the Issuer, to permit a Replacement Committed Purchaser (and the other Purchasers and Agent for such Replacement Committed Purchaser’s Purchaser Group) to succeed to its rights and obligations hereunder.”

5.08 Clause (c) of Section 9.13 thereof is amended to insert the words “and any rated indebtedness issued by or on behalf of such CP Conduit” immediately after each instance of the words “Commercial Paper Notes” appearing therein.

5.09 Article 9 thereof is amended to add the following as new Section 9.18 immediately after Section 9.17 appearing therein:

“Section 9.18 USA PATRIOT Act. Each Committed Purchaser that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Issuer, each Seller and the Servicer (collectively, the “AmeriCredit Parties”) that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each AmeriCredit Party, which information includes the name and address of each AmeriCredit Party and other information that will allow such Committed Purchaser to identify each AmeriCredit Party in accordance with the Act.”

5.10 Schedules I and II thereto are deleted and replaced with the new Schedules I and II attached hereto as Exhibit A and Exhibit B, respectively.

5.11 Exhibit A (Form of Investment Letter) thereto is amended as follows:

(a) The last sentence of paragraph (d) thereof is amended and restated in its entirety to read as follows: “In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Notes or any interest therein unless (x) the prospective purchaser thereof provides to the addressees hereof a letter substantially in the form hereof or (y) the prospective purchaser has made the representations and warranties set forth in this form of Investment Letter pursuant to the Note Purchase Agreement.”; and

(b) Paragraph (f) thereof is re-lettered as paragraph (e).

5.12 Joinder of New Purchaser Groups.

(a) The parties hereto acknowledge and agree that, effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 6 below, there shall be created five new Purchaser Groups under the Note Purchase Agreement (each a “New Purchaser Group”) as follows: (1) a Purchaser Group consisting of Credit Suisse AG, New York Branch, as agent (in such capacity, the “CS Agent”), Credit Suisse AG, Cayman Islands Branch, as committed purchaser (in such capacity, the “CS Committed Purchaser”) and GIFS Capital Company, LLC, as CP Conduit (in such capacity, the “CS CP Conduit”); (2) a Purchaser Group consisting of Morgan Stanley Bank, National Association (“Morgan Stanley”), as agent (in such capacity, the “Morgan Stanley Agent”) and Morgan Stanley, as committed purchaser (in such capacity, the “Morgan Stanley Committed Purchaser”); (3) a Purchaser Group consisting of Citibank, N.A. (“Citi”), as agent (in such capacity, the “Citi Agent”), Citi, as committed purchaser (in such capacity, the “Citi Committed Purchaser”) and CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC, each as a CP Conduit (in such capacity, each a “Citi CP Conduit”); (4) a Purchaser Group consisting of Goldman Sachs Bank USA (“Goldman Sachs”), as agent (in such capacity, the “Goldman Sachs Agent”) and Goldman Sachs, as committed purchaser (in such capacity, the “ Goldman Sachs Committed Purchaser”); and (5) a Purchaser Group consisting of Royal Bank of Canada (“RBC”), as agent (in such capacity, the “RBC Agent” and, together with the CS Agent, the Morgan Stanley Agent, the Citi Agent and the Goldman Sachs Agent, the “New Agents” and each of them individually a “New Agent”) and as committed purchaser (in such capacity, the “RBC Committed Purchaser” and, together with the CS Committed Purchaser, the Morgan Stanley Committed Purchaser, the Citi Committed Purchaser and the Goldman Sachs Committed Purchaser, the “New Committed Purchasers” and each of them individually a “New Committed

Purchaser”) and Thunder Bay Funding, LLC, as CP Conduit (in such capacity, the “RBC CP Conduit” and, together with the CS CP Conduit and the Citi CP Conduits, the “New CP Conduits” and each of them individually a “New CP Conduit”). Each of the New Agents, the New Committed Purchasers and the New CP Conduits shall be referred to in this Section 5.12 as a “New Party” and all of the foregoing shall be referred to collectively as the “New Parties.”

(b) By executing and delivering this Amendment, each New Party confirms to and agrees with the Administrative Agent, the Agents and the Purchasers as follows:

(i) none of the Administrative Agent, the Agents or the Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the Notes), or the Trust Estate (as defined under the Indenture) or the financial condition of AmeriCredit, AFC, either Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer, or the performance or observance by AmeriCredit, AFC, either Seller, the Servicer, the Trustee, the Trust Collateral Agent, the Backup Servicer or the Issuer of any of their respective obligations under the Note Purchase Agreement or any other instrument or document furnished pursuant thereto;

(ii) each New Party confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become party to the Note Purchase Agreement;

(iii) each New Party will, independently and without reliance upon the Administrative Agent, any Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement;

(iv) each New CP Conduit and New Committed Purchaser in each New Purchaser Group described in Section 5.12(a) above appoints and authorizes the related New Agent specified in such Section 5.12(a) to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement as are delegated to an Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement;

(v) each New Party appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Note Purchase Agreement; and

(vi) each New Committed Purchaser agrees (for the benefit of the parties hereto and the other Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Purchaser designated as a Committed Purchaser.

(c) The signature page to this Amendment for each New Purchaser Group sets forth administrative information with respect to such New Purchaser Group.

SECTION 6. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

6.01 the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment, the Second Amended and Restated Supplemental Fee Letter dated as of the date hereof and each other document, certificate and opinion to be executed or delivered by or among some or all of the parties hereto in connection with this Amendment, as more fully described on Exhibit C hereto;

6.02 the payment by AmeriCredit and/or the Issuer of all fees due and payable by AmeriCredit and the Issuer pursuant to the documents described in Section 6.01 above;

6.03 (i) the Administrative Agent and the Trustee shall have confirmed to its satisfaction that the Issuer (or AmeriCredit on its behalf) shall have provided notice to the Rating Agency of the execution and delivery of this Amendment and (ii) the Administrative Agent shall have received evidence satisfactory to it confirming that after giving effect to the Amendment, the Notes shall have the Requisite Rating; and

6.04 if applicable, the receipt by each CP Conduit or its related Agent of evidence that execution of this Amendment will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by any NRSRO then rating its Commercial Paper Notes, based on the Support Facility of such CP Conduit.

SECTION 7. Issuer Order; Noteholder Instruction. By execution hereof, each of the Issuer and the Noteholders party hereto, constituting all of the Noteholders, hereby authorize, instruct and direct the Trustee to execute this Amendment and further authorizes, instructs and directs the Trustee to execute this Amendment without receiving an Officer’s Certificate or an Opinion of Counsel pursuant to the Indenture. Each of the undersigned Noteholders hereby represents and warrants that (i) it is a beneficial owner of the Notes issued pursuant to the Indenture or (ii) it is the nominee or advisor for the beneficial owner indicated, and that the beneficial owner has granted to the undersigned the power and authority to deliver this Amendment on behalf of such beneficial owner and such power and authority has not been revoked.

SECTION 8. Covenants, Representation and Warranties of the Issuer, AFC and AmeriCredit.

8.01 Upon the effectiveness of this Amendment, each of the Issuer, AFC and AmeriCredit hereby (i) reaffirms all covenants, representations and warranties made by it in the Agreements to which it is a party to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

8.02 Each of the Issuer, AFC and AmeriCredit hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 9. Ratification. Each Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 10. Reference to and Effect on the Agreements.

10.01 Upon the effectiveness of this Amendment, (i) each reference in an Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to such Agreement as amended hereby, and (ii) each reference to an Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to such Agreement as amended hereby.

10.02 Except as specifically amended above, the terms and conditions of each Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

10.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under any of the Agreements or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail (in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 13. Fees and Expenses. AmeriCredit hereby agrees to pay, promptly upon its receipt of an invoice in reasonable detail, all fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent, Agents and Purchasers, all fees and expenses of Moody’s incurred in connection with the reaffirmation of the rating of the Notes as described in Section 6.03 above and all rating agency fees incurred by or on behalf of any CP Conduit in connection with the review on or prior to the Amendment Effective Date by any NRSRO of the documentation of a Support Facility that is “fully wrapped”.

SECTION 14. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 15. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any Basic Document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

AMERICREDIT SYNDICATED WAREHOUSE TRUST, as Issuer

By:	Wilmington Trust Company, not in its Individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name: Title:

AMERICREDIT FUNDING CORP. XI, individually and as a Seller

By:
Name: Title:

AMERICREDIT FINANCIAL SERVICES, INC., individually, as a Seller and as Servicer

By:
Name: Title:

Signature Page to Fourth Omnibus Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as an Agent

By:
Name: Title:

By:
Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Committed Purchaser

By:
Name: Title:

By:
Name: Title:

Signature Page to Fourth Omnibus Amendment

BARCLAYS BANK PLC, as an Agent and as a Committed Purchaser

By:
Name: Title:

Signature Page to Fourth Omnibus Amendment

CREDIT SUISSE AG, NEW YORK BRANCH, as an Agent

By:
Name: Title:

By:
Name: Title:

Address for Notices:

Credit Suisse AG, New York Branch

11 Madison Ave., 4th Floor

New York, NY 10010

Attention: Fred Mastromarino

Telephone No.: (212) 325-1735

Facsimile No.: (917) 326-4430

Emails: fred.mastromarino@credit-suisse.com;

alpine@20gates.com; Jason.ruchelsman@credit-suisse.com;

ajohal@20gates.com; robbin.conner@credit-suisse.com

Wiring Instructions:

Bank: The Bank of New York Mellon ABA #: 021000018 Acct Name: Credit Suisse, New York Branch Acct #: 8900329262 Ref: Americredit Warehouse Attn: Fred Mastromarino

Signature Page to Fourth Omnibus Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Purchaser

By:
Name: Title:

By:
Name: Title:

Address for Notices:

Credit Suisse AG, New York Branch

11 Madison Ave., 4th Floor

New York, NY 10010

Attention: Fred Mastromarino

Telephone No.: (212) 325-1735

Facsimile No.: (917) 326-4430

Emails: fred.mastromarino@credit-suisse.com;

alpine@20gates.com; Jason.ruchelsman@credit-suisse.com;

ajohal@20gates.com; robbin.conner@credit-suisse.com

Wiring Instructions:

Bank: The Bank of New York Mellon ABA #: 021000018 Acct Name: Credit Suisse, New York Branch Acct #: 8900329262 Ref: Americredit Warehouse Attn: Fred Mastromarino

Signature Page to Fourth Omnibus Amendment

GIFS CAPITAL COMPANY, LLC, as a Conduit Purchaser

By:	Credit Suisse AG, New York Branch, its administrative agent

By:
Name: Title:

By:
Name: Title:

Address for Notices:

Guggenheim Treasury Services

227 West Monroe, Suite 4900

Chicago, IL 60606

Attention: Operations Department

Telephone No.: (312) 977-4560

Facsimile No.: (312) 977-1967

Emails: chioperations@guggenheimpartners.com

Wiring Instructions:

Bank: The Bank of New York Mellon ABA #: 021000018 Acct Name: Credit Suisse, New York Branch Acct #: 8900329262 Ref: AmeriCredit Warehouse Attn: Fred Mastromarino

Signature Page to Fourth Omnibus Amendment

JPMORGAN CHASE BANK, N.A., as an Agent and as a Committed Purchaser

By:
Name: Title:

JUPITER SECURITIZATION COMPANY LLC, as a Conduit Purchaser

By:	JPMorgan Chase Bank, National Association, its attorney-in-fact

By:
Name: Title:

Signature Page to Fourth Omnibus Amendment

THE ROYAL BANK OF SCOTLAND PLC, as an Agent and as a Committed Purchaser

By:	RBS Securities Inc., as agent

By:
Name: Title:

Signature Page to Fourth Omnibus Amendment

WELLS FARGO SECURITIES, LLC, as an Agent

By:
Name: Title:

WELLS FARGO BANK, N.A., as a Committed Purchaser

By:
Name: Title:

VARIABLE FUNDING CAPITAL COMPANY, LLC, as a Conduit Purchaser

By:	Wells Fargo Securities, LLC, as attorney-in-fact

By:
Name: Title:

Signature Page to Fourth Omnibus Amendment

MORGAN STANLEY BANK, NATIONAL ASSOCIATION, as an Agent and as a Committed Purchaser

By:
Name: Title:

Address for Notices:

1300 Thames Street, Thames Street Wharf, 4th Floor

Baltimore, MD 21231

Attention: Edward Henley / Documentation Team

Telephone No.: (443) 627-4326

Facsimile No.: (212)404-9645

Emails: docs4loans@ms.com; ms4loans@ms.com

Wiring Instructions:

Bank: Citibank, N.A.

New York, NY 10043

ABA # 021-000-089

Account Name: Morgan Stanley Bank, NA

Account # 3044-0947

Reference: AmeriCredit Syndicated Warehouse Trust

Attention: Morgan Stanley Loan Servicing

Signature Page to Fourth Omnibus Amendment

CITIBANK, N.A., as an Agent

By:
Name: Title:

Address for Notices:

750 Washington Blvd.

Stamford, CT 06901

Telephone No.: (203) 975-6383

Facsimile No.: (203) 975-6383

Email: robert.kohl@citi.com; brian1.chin@citi.com;

matthew.sterett@citi.com

Wiring Instructions:

Bank: Citibank, N.A.

ABA # 021000089

Account Name: CAFCO LLC Redemption Account

Account # 40636695

Contact Person: Bob Kohl

Contact Phone: (203) 975-6383

Signature Page to Fourth Omnibus Amendment

CITIBANK, N.A., as a Committed Purchaser

By:
Name: Title:

Address for Notices:

750 Washington Blvd.

Stamford, CT 06901

Telephone No.: (203) 975-6383

Facsimile No.: (203) 975-6383

Email: robert.kohl@citi.com; brian1.chin@citi.com;

matthew.sterett@citi.com

Wiring Instructions:

Bank: Citibank, N.A.

ABA # 021000089

Account Name: CAFCO LLC Redemption Account

Account # 40636695

Contact Person: Bob Kohl

Contact Phone: (203) 975-6383

Signature Page to Fourth Omnibus Amendment

CRC FUNDING, LLC, as a Conduit Purchaser

By:	Citibank, N.A., its attorney-in-fact

By:
Name:
Title:

Address for Notices:

750 Washington Blvd.
Stamford, CT 06901
Telephone No.: (203) 975-6383
Facsimile No.: (203) 975-6383
Email: robert.kohl@citi.com; brian1.chin@citi.com; matthew.sterett@citi.com

Wiring Instructions:

Bank: Citibank, N.A.
ABA # 021000089
Account Name: CAFCO LLC Redemption Account
Account # 40636695
Contact Person: Bob Kohl
Contact Phone: (203) 975-6383

Signature Page to Fourth Omnibus Amendment

CAFCO, LLC, as a Conduit Purchaser

By:	Citibank, N.A., its attorney-in-fact

By:
Name:
Title:

Address for Notices:

750 Washington Blvd.
Stamford, CT 06901
Telephone No.: (203) 975-6383
Facsimile No.: (203) 975-6383
Email: robert.kohl@citi.com; brian1.chin@citi.com; matthew.sterett@citi.com

Wiring Instructions:

Bank: Citibank, N.A.
ABA # 021000089
Account Name: CAFCO LLC Redemption Account
Account # 40636695
Contact Person: Bob Kohl
Contact Phone: (203) 975-6383

Signature Page to Fourth Omnibus Amendment

CHARTA, LLC, as a Conduit Purchaser

By:	Citibank, N.A., its attorney-in-fact

By:
Name:
Title:

Address for Notices:

750 Washington Blvd.
Stamford, CT 06901
Telephone No.: (203) 975-6383
Facsimile No.: (203) 975-6462
Email: robert.kohl@citi.com; brian1.chin@citi.com; matthew.sterett@citi.com

Wiring Instructions:

Bank: Citibank, N.A.
ABA # 021000089
Account Name: CAFCO LLC Redemption Account
Account # 40636695
Contact Person: Bob Kohl
Contact Phone: (203) 975-6383

Signature Page to Fourth Omnibus Amendment

CIESCO, LLC, as a Conduit Purchaser

By:	Citibank, N.A., its attorney-in-fact

By:
Name:
Title:

Address for Notices:

750 Washington Blvd.
Stamford, CT 06901
Telephone No.: (203) 975-6383
Facsimile No.: (203) 975-6383
Email: robert.kohl@citi.com; brian1.chin@citi.com; matthew.sterett@citi.com

Wiring Instructions:

Bank: Citibank, N.A.
ABA # 021000089
Account Name: CAFCO LLC Redemption Account
Account # 40636695
Contact Person: Bob Kohl
Contact Phone: (203) 975-6383

Signature Page to Fourth Omnibus Amendment

GOLDMAN SACHS BANK USA, as an Agent

By:
Name:
Title:

Address for Notices:

30 Hudson Street, 36th Floor Jersey City, NJ 07302 Telephone No.: (212) 902-0065 Facsimile No.: (212) 493-0536 Email: lawrence.mcmahon@gs.com ; robert.mcdonald@gs.com

Wiring Instructions:

Bank: Citibank, N.A. ABA # 02100089 Account # 40670834 Contact Person: Lawrence McMahon Contact Phone # (212) 902-0065

Signature Page to Fourth Omnibus Amendment

GOLDMAN SACHS BANK USA, as a Committed Purchaser

By:
Name:
Title:

Address for Notices:

30 Hudson Street, 36th Floor Jersey City, NJ 07302 Telephone No.: (212) 902-0065 Facsimile No.: (212) 493-0536 Email: lawrence.mcmahon@gs.com ; robert.mcdonald@gs.com

Wiring Instructions:

Bank: Citibank, N.A. ABA # 02100089 Account # 40670834 Contact Person: Lawrence McMahon Contact Phone # (212) 902-0065

Signature Page to Fourth Omnibus Amendment

BANK OF CANADA, as an Agent

By:
Name:
Title:

Address for Notices:

Little Falls Centre II

2751 Centerville Road, Ste 212

Wilmington DE 19808

Attention: Kim Wagner, Director

Telephone No.: (302) 892-5903

Facsimile No.: (302) 892-5900

Email: Kim.wagner@rbccm.com;

Conduit.management@rbccm.com;

Conduit.funding@rbccm.com;

twong@gssnyc.com; Karen.stone@rbccm.com;

Sofia.shields@rbccm.com

Wiring Instructions:

Bank Name: Deutsche Bank Trust Company Americas

ABA # 021-001-033

Account Name: Thunder Bay Funding LLC

Account # 00-363-610

Reference: Kim Sukdeo / AmeriCredit

Contact Person: Tony Wong (email: twong@gssnyc.com)

Contact Phone # (631) 930-7207

Signature Page to Fourth Omnibus Amendment

ROYAL BANK OF CANADA, as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Little Falls Centre II

2751 Centerville Road, Ste 212

Wilmington DE 19808

Attention: Kim Wagner, Director

Telephone No.: (302) 892-5903

Facsimile No.: (302) 892-5900

Email: Kim.wagner@rbccm.com;

Conduit.management@rbccm.com;

Conduit.funding@rbccm.com;

twong@gssnyc.com; Karen.stone@rbccm.com;

Sofia.shields@rbccm.com

Wiring Instructions:

Bank Name: Deutsche Bank Trust Company Americas

ABA # 021-001-033

Account Name: Thunder Bay Funding LLC

Account # 00-363-610

Reference: Kim Sukdeo / AmeriCredit

Contact Person: Tony Wong (email: twong@gssnyc.com)

Contact Phone # (631) 930-7207

Signature Page to Fourth Omnibus Amendment

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser

By:
Name:
Title:

Address for Notices:

Little Falls Centre II

2751 Centerville Road, Ste 212

Wilmington DE 19808

Attention: Kim Wagner, Director

Telephone No.: (302) 892-5903

Facsimile No.: (302) 892-5900

Email: Kim.wagner@rbccm.com;

Conduit.management@rbccm.com;

Conduit.funding@rbccm.com;

twong@gssnyc.com; Karen.stone@rbccm.com;

Sofia.shields@rbccm.com

Wiring Instructions:

Bank Name: Deutsche Bank Trust Company Americas

ABA # 021-001-033

Account Name: Thunder Bay Funding LLC

Account # 00-363-610

Reference: Kim Sukdeo / AmeriCredit

Contact Person: Tony Wong (email: twong@gssnyc.com)

Contact Phone # (631) 930-7207

Signature Page to Fourth Omnibus Amendment

WELLS FARGO BANK, N.A., as Trustee, Trust Collateral Agent and Backup Servicer

By:
Name:
Title:

Signature Page to Fourth Omnibus Amendment

EXHIBIT A

SCHEDULE I

Purchaser Groups

Purchaser Group	Agent	CP Conduit(s)	Committed Purchaser	Commitment	Maximum Purchase Amount
DBNY	Deutsche Bank AG, New York Branch	N/A	Deutsche Bank Trust Company Americas	$310,000,000	$310,000,000
Barclays	Barclays Bank plc	N/A	Barclays Bank plc	$265,000,000	$265,000,000
Credit Suisse	Credit Suisse AG, New York Branch	GIFS Capital Company, LLC	Credit Suisse AG, Cayman Islands Branch	$265,000,000	$265,000,000
JPMorgan	JPMorgan Chase Bank, N.A.	Jupiter Securitization Company LLC	JPMorgan Chase Bank, N.A.	$265,000,000	$265,000,000
Morgan Stanley	Morgan Stanley Bank, National Association	N/A	Morgan Stanley Bank, National Association	$265,000,000	$265,000,000
RBS	The Royal Bank of Scotland plc	N/A	The Royal Bank of Scotland plc	$265,000,000	$265,000,000
Wells Fargo	Wells Fargo Securities LLC	Variable Funding Capital Company LLC	Wells Fargo Bank, N.A.	$265,000,000	$265,000,000
Citi	Citibank, N.A.	CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC	Citibank, N.A.	$200,000,000	$200,000,000
Goldman Sachs	Goldman Sachs Bank USA	N/A	Goldman Sachs Bank USA	$200,000,000	$200,000,000
RBC	Royal Bank Of Canada	Thunder Bay Funding, LLC	Royal Bank Of Canada	$200,000,000	$200,000,000
TOTAL				$2,500,000,000	$2,500,000,000

SCHEDULE II

Commercial Paper Rates

Name of CP Conduit	Commercial Paper Rate
GIFS Capital Company, LLC:	The Commercial Paper Rate with respect to GIFS Capital Company, LLC means, for any day, a reference rate equal to the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf Alpine Securitization Corp. (“Alpine”), as agreed between each such agent or dealer and Alpine; provided that if the rate (or rates) as agreed between any such agent or dealer and Alpine is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

Jupiter Securitization Company LLC:	The Commercial Paper Rate with respect to Jupiter Securitization Company LLC (“Jupiter”) means, for any day, the Daily/30 Day LIBOR Rate in respect of such day. “Daily/30 Day LIBOR Rate” shall mean, for any day, a rate per annum equal to the thirty (30) day London-Interbank Offered Rate appearing on the Bloomberg BBAM (British Bankers Association) Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by JPMorgan Chase Bank, N.A., as Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day or, if such day is not a Business Day in London, the immediately preceding Business Day in London. In the event that such rate is not available on any day at such time for any reason, then the “Daily/30 Day LIBOR Rate” for such day shall be the rate at which thirty (30) day U.S. Dollar deposits of $5,000,000 are offered by the principal London office of JPMorgan Chase Bank, N.A. in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such day; and if JPMorgan Chase Bank, N.A., as Agent is for any reason unable to determine the Daily/30 Day LIBOR Rate in the foregoing manner or has determined in good faith that the Daily/ 30 Day LIBOR Rate determined in such manner does not accurately reflect the cost of acquiring, funding or maintaining Jupiter’s Percentage Interest, the Daily/30 Day LIBOR Rate for such day shall be the Alternative Rate.

Variable Funding Capital Company, LLC:	The Commercial Paper Rate with respect to Variable Funding Capital Company, LLC (“VFCC”) shall mean for any day during any Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by VFCC maturing on dates other than those certain dates on which VFCC is to receive funds) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by its related Agent (on behalf of VFCC) to fund or maintain its Percentage Interest in the

Aggregate Note Principal Balance during such period, as determined by its related Agent (on behalf of VFCC), which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by its related Agent (on behalf of VFCC) and (ii) other borrowings by VFCC, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the Commercial Paper Rate, its related Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC	The Commercial Paper Rate with respect to each of CRC Funding, LLC, CAFCO, LLC, CHARTA, LLC and CIESCO, LLC (each, a “Citi Conduit”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf such Citi Conduit, as agreed between each such agent or dealer and such Citi Conduit; provided that if the rate (or rates) as agreed between any such agent or dealer and such Citi Conduit is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

Thunder Bay Funding, LLC:	The Commercial Paper Rate with respect to Thunder Bay Funding, LLC (“Thunder Bay”) means, for any day, the sum of (1) the rate (or if more than one rate, the weighted average of the rates) per annum at which commercial paper notes were sold by any placement agent or commercial paper dealer selected by or on behalf Thunder Bay, as agreed between each such agent or dealer and Thunder Bay; provided that if the rate (or rates) as agreed between any such agent or dealer and Thunder Bay is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (2) 0.05% per annum in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause (1)), plus (3) any note issuance costs attributable to such commercial paper notes not constituting dealer fees or commissions, expressed as an annualized percentage (not exceeding 0.01% per annum) of the aggregate principal component thereof.

EXHIBIT C

LIST OF CLOSING DOCUMENTS

	Document	Responsible Party
1.	Fourth Omnibus Amendment	Sidley

2.	Second Amended and Restated Supplemental Fee Letter	Sidley

3.	Notes: DBNY Barclays Credit Suisse JPMorgan Chase Bank Morgan Stanley RBS Wells Fargo Securities, LLC Citibank, N.A. Goldman Sachs Bank USA Royal Bank of Canada	Sidley

4.	Officer’s Certificate of AmeriCredit with respect to accuracy of representations and warranties and satisfaction of conditions precedent in the Note Purchase Agreement	Katten

5.	Officer’s Certificate of AFC with respect to accuracy of representations and warranties and satisfaction of conditions precedent in the Note Purchase Agreement	Katten

6.	Officer’s Certificate of Issuer with respect to (i) accuracy of representations and warranties and satisfaction of conditions precedent in the Note Purchase Agreement and (ii) satisfaction of conditions precedent in the Indenture	Katten

7.	Good Standing Certificate for AmeriCredit (Delaware)	Katten

8.	Good Standing Certificate for AFC (Delaware)	Katten

9.	Good Standing Certificate for Issuer (Delaware)	Katten

10.	Opinions of Katten, counsel to AFC and AmeriCredit, with respect to: (a) execution of the Omnibus Amendment under the SSA and the Indenture (b) Texas certificate of title matters	Katten

11.

Reliance Letter of Katten, counsel to AFC and AmeriCredit, addressed to new Purchaser Groups with respect to its opinion as to:

(a) corporate and UCC matters

(b) bankruptcy matters

(c) Federal tax matters

Katten

12.

Reliance Letter of RLF addressed to new Purchaser Groups with respect to its opinion as to corporate and Delaware UCC matters with respect to:

(a) AmeriCredit

(b) AmeriCredit – Master Sale and Contribution Agreement

(c) AFC

(d) Issuer

(e) Issuer

(f) Owner Trustee

RLF

13.	Reliance Letter of in-house counsel to AmeriCredit and AFC addressed to new Purchaser Groups with respect to opinions of in-house counsel as to corporate matters	AmeriCredit

14.	Opinion Letter of in-house counsel to Wells Fargo as to corporate matters	Wells Fargo

15.	Ratings letter from Moody’s confirming the public “A2” rating of the Notes	DBNY

16.	Issuer Order to authenticate Notes and execute the Omnibus Amendment pursuant to Section 9.2 of the Indenture	Katten

17.	Payoff and Termination Agreement by and among the Issuer, AmeriCredit, the Trustee, Credit Suisse, Morgan Stanley, WestLB and UBS	Sidley

18.	Structuring agent fee letter	Sidley